UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-02752
                                   811-21299

Name of Fund: CMA Money Fund
              Master Money Trust

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, CMA Money Fund and Master Money Trust, 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 03/31/07

Date of reporting period: 04/01/06 - 09/30/06

Item 1 - Report to Stockholders

Semi-Annual Report
September 30, 2006

CMA Money Fund

CMA Money Fund

Officers and Trustees

Robert C. Doll, Jr., President and Trustee
Ronald W. Forbes, Trustee
Cynthia A. Montgomery, Trustee
Jean Margo Reid, Trustee
Roscoe S. Suddarth, Trustee
Richard R. West, Trustee
Edward D. Zinbarg, Trustee
Donald C. Burke, Vice President and Treasurer
Jeffrey Hiller, Fund Chief Compliance Officer
Alice A. Pellegrino, Secretary

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-221-7210*

*     For inquiries regarding your CMA account, call 800-CMA-INFO
      (800-262-4636).

Proxy Results

During the six-month period ended September 30, 2006, the holders of interests in Master Money Trust (including CMA Money Fund, which invests all of its assets in the Trust) voted on the following proposals. On August 15, 2006, the special meeting was adjourned with respect to Proposals 1 and 3 until September 27, 2006, at which time the proposals passed. A description of the proposals and number of interests voted were as follows:

-----------------------------------------------------------------------------------------------------------------------------
                                                               Interests Voted        Interests Voted         Interests Voted
                                                                     For                  Against                 Abstain
-----------------------------------------------------------------------------------------------------------------------------
1. To approve a new investment advisory agreement
   with BlackRock Advisors, Inc.                                7,232,645,471           241,379,990             309,564,868
-----------------------------------------------------------------------------------------------------------------------------
3. To approve a contingent subadvisory agreement
   with BlackRock Advisors, Inc.                                7,213,692,875           254,853,248             315,044,206
-----------------------------------------------------------------------------------------------------------------------------

On July 31, 2006, the special shareholder meeting of CMA Money Fund was adjourned with respect to Proposals 1 and 3 until September 27, 2006. A description of the proposals and number of shares voted were as follows:

-----------------------------------------------------------------------------------------------------------------------------
                                                                 Shares Voted          Shares Voted             Shares Voted
                                                                     For                  Against                 Abstain
-----------------------------------------------------------------------------------------------------------------------------
1. To approve a new investment advisory agreement
   between Master Money Trust and
   BlackRock Advisors, Inc.                                     4,187,873,478           129,813,901             157,683,278
-----------------------------------------------------------------------------------------------------------------------------
3. To approve a contingent subadvisory agreement
   with BlackRock Advisors, Inc.                                4,177,422,631           138,983,125             158,964,901
-----------------------------------------------------------------------------------------------------------------------------


2         CMA MONEY FUND                          SEPTEMBER 30, 2006

A Letter to Shareholders

Dear Shareholder

It is my pleasure to welcome you to BlackRock.

On September 29, 2006, BlackRock, Inc. ("BlackRock") and Merrill Lynch Investment Managers, L.P. ("MLIM") united to form one of the largest asset management firms in the world. Now with more than $1 trillion in assets under management, over 4,000 employees in 18 countries and representation in key markets worldwide, BlackRock's global presence means greater depth and scale to serve you.

The new BlackRock unites some of the finest money managers in the industry. Our ranks include more than 500 investment professionals globally -- portfolio managers, research analysts, risk management professionals and traders. With offices strategically located around the world, our investment professionals have in-depth local knowledge and the ability to leverage our global presence and robust infrastructure to deliver focused investment solutions. BlackRock's professional investors are supported by disciplined investment processes and best-in-class technology, ensuring that our portfolio managers are well equipped to research, uncover and capitalize on the opportunities the world's markets have to offer.

The BlackRock culture emphasizes excellence, teamwork and integrity in the management of a variety of equity, fixed income, cash management, alternative investment and real estate products. Our firm's core philosophy is grounded in the belief that experienced investment and risk professionals using disciplined investment processes and sophisticated analytical tools can consistently add value to client portfolios.

As you probably are aware, most former MLIM investment products now carry the "BlackRock" name. This is reflected in newspapers and online fund reporting resources. Your account statements, as of the October month-end reporting period, also reflect the BlackRock name. Unless otherwise communicated to you, your funds maintain the same investment objectives that they did prior to the combination of MLIM and BlackRock. Importantly, this union does not affect your brokerage account or your relationship with your financial advisor. Clients of Merrill Lynch remain clients of Merrill Lynch.

We view this combination of asset management leaders as a complementary union that reinforces our commitment to shareholders. Individually, each firm made investment performance its single most important mission. Together, we are even better prepared to capitalize on market opportunities on behalf of our shareholders. Our focus on investment excellence is accompanied by an unwavering commitment to service, enabling us to assist clients, in cooperation with their financial professionals, in working toward their investment goals. We thank you for allowing us the opportunity, and we look forward to serving your investment needs in the months and years ahead as the new BlackRock.

                                                         Sincerely,


                                                         /s/ Robert C. Doll, Jr.

                                                         Robert C. Doll, Jr.
                                                         Vice Chairman
                                                         BlackRock, Inc.

Data, including assets under management, are as of June 30, 2006.


          CMA MONEY FUND                          SEPTEMBER 30, 2006           3

A Discussion With Your Fund's Portfolio Manager

      We maintained a relatively conservative approach throughout the period as the longer end of the money market yield curve remained relatively flat and presented few compelling opportunities.

How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended September 30, 2006, CMA Money Fund paid shareholders a net annualized dividend of 4.59%. The Fund's seven-day yield as of September 30, 2006 was 4.69%.

The Fund's average portfolio maturity at September 30, 2006 was 43 days, compared to 60 days at March 31, 2006.

Higher interest rates, coupled with a slowdown in both housing and employment, served to drag down economic activity in the second quarter of 2006, with gross domestic product (GDP) advancing at a rate of 2.6%. Although a significant slowdown from the robust 5.6% rate recorded in the first quarter, the economy remained on track for above-trend growth heading into the second half of the year. It would seem that the continued tightening of monetary policy by the Federal Reserve Board (the Fed) has finally had the desired effect of slowing economic activity to a more sustainable pace. At its June 29 meeting, the Fed raised the federal funds rate 25 basis points (.25%) for the 17th consecutive time, lifting the benchmark rate to its current level of 5.25%. The central bank subsequently left the target rate unchanged at both the August and September meetings, indicating that monetary policy will be "data dependant" going forward.

Earlier in the period, as the economy and inflation grew above expectations, the new Fed Chairman, Ben Bernanke, was under pressure to establish credibility as an inflation hawk. Yields in the short end of the curve rose as investors priced in several more interest rate hikes for the year. One-year London InterBank Offered Rate (LIBOR) rose more than 50 basis points during the second quarter, peaking at 5.77% in late June. At the same time, longer-term yields remained in a narrow range, with investors giving more credence to a scenario of a weaker economy within the next few quarters and exhibiting confidence in the Fed's ability to contain inflation.

As yields in the front end continued to climb, our significant exposure to variable rate sectors proved beneficial. We looked to maintain a 50% allocation, typically favoring corporate and bank issues. Spreads on agency issues remained at extremely rich levels and, in our view, warranted little attention. We gradually reduced the portfolio's duration throughout the period. This allowed the Fund to avoid unnecessary unrealized losses as long as the Fed was actively raising interest rates.

How did you manage the portfolio during the period?

Our average duration target, which had been consistently in the 55- to 65-day range in prior periods, was modestly reduced to the 45- to 55-day range. Along with variable rate product, we preferred fixed rate instruments in only the three- and six-month sectors. We felt these areas offered the greatest value from a risk/reward standpoint, enabling us to capture some steepness in the front end of the curve while limiting our interest rate exposure. We did believe there could be one or perhaps even two additional interest rate hikes; however, we felt that if we could find yields approaching 5.50% in the aforementioned sectors, we would be fairly compensated for the risks. As the curve was relatively flat from six months out to two years, there was no incentive to consider longer maturities. When yields were not available at our targeted levels, we were resigned to invest in overnight issues. Consequently, those holdings grew to nearly 33% of the portfolio at certain times during the period.

How would you characterize the portfolio's position at the close of the period?

In the last three months of the period, short-term yields retraced their second-quarter move higher. At period-end, one-year LIBOR was back at 5.30% and the two-year Treasury yield had fallen to 4.70%. Federal funds futures, which were predicting further rate increases only a short time ago, were now pricing in the probability of an interest rate cut at some point over the next few Federal Open Market Committee meetings.

This market shift had been fueled by recent comments from Fed Chairman Bernanke, in which he expressed concern over the weakening housing sector and its threat to economic growth. Higher interest rates have had a negative impact on home affordability for consumers. Data on existing home sales and housing starts has shown persistent weakness, with prices falling in some parts of the country. At the same time, inventories of unsold homes are at records highs. If we were to see a sizable increase in the number of borrowers


4         CMA MONEY FUND                          SEPTEMBER 30, 2006
who are unable to keep up with the higher mortgage payments on their adjustable rate loans, and assuming less availability to do cash-out refinancing, it is feared that consumer spending could be sharply curtailed.

Still, we continue to believe that the likelihood of a Fed interest rate hike is greater than the probability of a rate cut. Moreover, we believe there is a much greater chance that if the next move in monetary policy is in fact a cut, it will occur much later than current levels are pricing. That being said, we are slightly more cautious at these levels than we were earlier in the period. Recently, we have concentrated our efforts solely on maturities of 90 days and shorter. Overnight investments are no longer a viable option, as they have been trading at levels well through the federal funds target of 5.25%. Thus, we have added significant holdings of one-, two- and three-month commercial paper and certificates of deposit. With the front end of the yield curve now inverted, we will continue to buy the higher-yielding, shorter-dated maturities as opposed to the lower-yielding, longer-dated maturities, which will require an imminent rate cut in order to prove beneficial. The unemployment rate remains low at 4.6% and the oil price has settled in around $60 per barrel, both providing a tailwind for the consumer. Most importantly, according to the most recent Fed speak, inflation is still a concern. Thus, unless the economic landscape changes dramatically or yields return to more attractive levels, we continue to be cautious.

The Trust's portfolio's composition, as a percent of net assets, at the end of September and as of our last report to shareholders is detailed below:

--------------------------------------------------------------------------------
                                                            9/30/06     3/31/06
--------------------------------------------------------------------------------
Bank Notes ..............................................       --        1.3%
Certificates of Deposit .................................      5.0%       4.9
Certificates of Deposit -- European .....................      3.5        2.1
Certificates of Deposit -- Yankee* ......................     20.8       19.6
Commercial Paper ........................................     32.1       21.4
Corporate Notes .........................................     20.5       18.6
Funding Agreements ......................................      6.4        6.7
Promissory Notes ........................................      1.2        1.3
Time Deposits ...........................................      2.3        5.2
U.S. Government, Agency &
  Instrumentality Obligations --
  Non-Discount Notes ....................................     10.1       12.3
Repurchase Agreements ...................................       --        6.2
Short-Term Securities ...................................      0.5        0.2
Other Assets Less Liabilities ...........................       --        0.2
Liabilities in Excess of Other Assets ...................     (2.4)        --
                                                           ---------------------
Total ...................................................    100.0%     100.0%
                                                           =====================
*     U.S. branches of foreign banks.

Richard J. Mejzak
Vice President and Portfolio Manager

October 2, 2006

--------------------------------------------------------------------------------
We are pleased to announce that, effective October 2, 2006, Patrick J. Ford is responsible for the day-to-day management of the Fund's portfolio. Mr. Ford is a Director and Portfolio Manager with BlackRock, Inc. (Cash Management Group). Prior to joining BlackRock in 1989, he was responsible for the trading of federal funds and Eurodollars in the national market for the Treasury Division of PNC Bank, starting in 1984. Prior to that, Mr. Ford worked for PFPC, Inc. as a mutual fund accounting supervisor.
--------------------------------------------------------------------------------


          CMA MONEY FUND                          SEPTEMBER 30, 2006           5

Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses, including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on April 1, 2006 and held through September 30, 2006) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees, or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                           Expenses Paid
                                                              Beginning                  Ending          During the Period*
                                                            Account Value             Account Value       April 1, 2006 to
                                                            April 1, 2006          September 30, 2006    September 30, 2006
===========================================================================================================================
Actual
===========================================================================================================================
CMA Money Fund                                                  $1,000                  $1,022.80               $2.87
===========================================================================================================================
Hypothetical (5% annual return before expenses)**
===========================================================================================================================
CMA Money Fund                                                  $1,000                  $1,022.06               $2.87
---------------------------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of .57%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Because the Fund is a feeder fund, the expense table example reflects the expenses of both the feeder fund and the master trust in which it invests.
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.


6         CMA MONEY FUND                          SEPTEMBER 30, 2006

Statement of Assets and Liabilities                               CMA Money Fund

As of September 30, 2006
===================================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Investment in Master Money Trust (the "Trust"), at value
             (identified cost--$9,048,848,618) ...........................................                         $  9,045,589,820
            Prepaid expenses and other assets ............................................                                  151,927
                                                                                                                   ----------------
            Total assets .................................................................                            9,045,741,747
                                                                                                                   ----------------
===================================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------------------
            Payables:
               Administrator .............................................................    $      1,708,988
               Distributor ...............................................................           1,286,082
               Other affiliates ..........................................................             624,540
                                                                                              ----------------
            Total liabilities ............................................................                                3,619,610
                                                                                                                   ----------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Net assets ...................................................................                         $  9,042,122,137
                                                                                                                   ================
===================================================================================================================================
Net Assets Consist of
-----------------------------------------------------------------------------------------------------------------------------------
            Shares of beneficial interest, $.10 par value, unlimited number of shares
             authorized ..................................................................                         $    904,538,076
            Paid-in capital in excess of par .............................................                            8,140,842,681
            Undistributed investment income--net .........................................              98,212
            Accumulated realized capital losses allocated from the Trust--net ............             (98,034)
            Unrealized depreciation allocated from the Trust--net ........................          (3,258,798)
                                                                                              ----------------
            Total accumulated losses .....................................................                               (3,258,620)
                                                                                                                   ----------------
            Net Assets--Equivalent to $1.00 per share based on 9,045,380,760 shares of
             beneficial interest outstanding .............................................                         $  9,042,122,137
                                                                                                                   ================

      See Notes to Financial Statements.


          CMA MONEY FUND                          SEPTEMBER 30, 2006           7

Statement of Operations                                           CMA Money Fund

For the Six Months Ended September 30, 2006
===================================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------------------
            Interest from affiliates .....................................................                         $         21,309
            Net investment income allocated from the Trust:
               Interest and amortization of premium and discount earned ..................                              209,785,461
               Securities lending--net ...................................................                                   22,836
               Expenses ..................................................................                               (5,998,376)
                                                                                                                   ----------------
            Total income .................................................................                              203,831,230
                                                                                                                   ----------------
===================================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------------------
            Administration fees ..........................................................    $     10,354,042
            Distribution fees ............................................................           5,130,277
            Transfer agent fees ..........................................................           1,880,379
            Registration fees ............................................................             143,185
            Printing and shareholder reports .............................................              99,541
            Professional fees ............................................................              47,909
            Other ........................................................................              10,938
                                                                                              ----------------
            Total expenses ...............................................................                               17,666,271
                                                                                                                   ----------------
            Investment income--net .......................................................                              186,164,959
                                                                                                                   ----------------
===================================================================================================================================
Realized & Unrealized Gain Allocated from the Trust--Net
-----------------------------------------------------------------------------------------------------------------------------------
            Realized gain on investments--net ............................................                                   11,564
            Change in unrealized depreciation on investments--net ........................                                3,723,515
                                                                                                                   ----------------
            Total realized and unrealized gain--net ......................................                                3,735,079
                                                                                                                   ----------------
            Net Increase in Net Assets Resulting from Operations .........................                         $    189,900,038
                                                                                                                   ================

      See Notes to Financial Statements.


8         CMA MONEY FUND                          SEPTEMBER 30, 2006

Statements of Changes in Net Assets                               CMA Money Fund

                                                                                                For the Six            For the
                                                                                                Months Ended          Year Ended
                                                                                                September 30,          March 31,
Increase (Decrease) in Net Assets:                                                                  2006                 2006
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
            Investment income--net .......................................................    $    186,164,959     $    223,766,205
            Realized gain (loss)--net ....................................................              11,564              (95,539)
            Change in unrealized depreciation--net .......................................           3,723,515               37,601
                                                                                              -------------------------------------
            Net increase in net assets resulting from operations .........................         189,900,038          223,708,267
                                                                                              -------------------------------------
===================================================================================================================================
Dividends & Distributions to Shareholders
-----------------------------------------------------------------------------------------------------------------------------------
            Investment income--net                                                                (186,164,959)        (223,667,993)
            Realized gain--net                                                                         (11,386)              (2,673)
                                                                                              -------------------------------------
            Net decrease in net assets resulting from dividends and distributions to
             shareholders ................................................................        (186,176,345)        (223,670,666)
                                                                                              -------------------------------------
===================================================================================================================================
Beneficial Interest Transactions
-----------------------------------------------------------------------------------------------------------------------------------
            Net proceeds from sale of shares .............................................      24,280,553,983       43,407,982,418
            Value of shares issued to shareholders in reinvestment of dividends and
             distributions ...............................................................         186,175,981          223,670,082
                                                                                              -------------------------------------
            Total shares issued ..........................................................      24,466,729,964       43,631,652,500
            Cost of shares redeemed ......................................................     (23,363,774,580)     (43,433,358,327)
                                                                                              -------------------------------------
            Net increase in net assets derived from beneficial interest transactions .....       1,102,955,384          198,294,173
                                                                                              -------------------------------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Total increase in net assets .................................................       1,106,679,077          198,331,774
            Beginning of period ..........................................................       7,935,443,060        7,737,111,286
                                                                                              -------------------------------------
            End of period* ...............................................................    $  9,042,122,137     $  7,935,443,060
                                                                                              =====================================
               * Undistributed investment income--net ....................................    $         98,212     $         98,212
                                                                                              =====================================

      See Notes to Financial Statements.


          CMA MONEY FUND                          SEPTEMBER 30, 2006           9

Financial Highlights                                              CMA Money Fund

                                           For the Six
The following per share data and ratios    Months Ended                          For the Year Ended March 31,
have been derived from information           Sept. 30,     -------------------------------------------------------------------------
provided in the financial statements.          2006           2006           2005           2004          2003++          2002
====================================================================================================================================
Per Share Operating Performance
------------------------------------------------------------------------------------------------------------------------------------
  Net asset value, beginning of period ...  $      1.00    $      1.00    $      1.00    $      1.00    $      1.00    $      1.00
                                            ----------------------------------------------------------------------------------------
  Investment income--net .................        .0224          .0313          .0120          .0063          .0127          .0307
  Realized and unrealized gain (loss)--net        .0004             --+        (.0012)        (.0004)            --+        (.0008)
                                            ----------------------------------------------------------------------------------------
  Total from investment operations .......        .0228          .0313          .0108          .0059          .0127          .2999
                                            ----------------------------------------------------------------------------------------
  Less dividends and distributions:
     Investment income--net ..............       (.0224)        (.0313)        (.0120)        (.0063)        (.0127)        (.0307)
     Realized gain--net ..................           --+            --+            --+        (.0001)        (.0001)        (.0005)
                                            ----------------------------------------------------------------------------------------
  Total dividends and distributions ......       (.0224)        (.0313)        (.0120)        (.0064)        (.0128)        (.0312)
                                            ----------------------------------------------------------------------------------------
  Net asset value, end of period .........  $      1.00    $      1.00    $      1.00    $      1.00    $      1.00    $      1.00
                                            ========================================================================================
  Total investment return ................         2.28%*         3.18%          1.21%           .64%          1.29%          3.11%
                                            ========================================================================================
====================================================================================================================================
Ratios to Average Net Assets
------------------------------------------------------------------------------------------------------------------------------------
  Expenses ...............................         .57%**@         .56%@          .58%@          .57%@          .56%@          .55%
                                            ========================================================================================
  Investment income and realized gain
   (loss)--net ...........................        4.50%**@        3.13%@         1.14%@          .68%@         1.30%@         3.14%
                                            ========================================================================================
====================================================================================================================================
Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
  Net assets, end of period (in thousands)  $ 9,042,122    $ 7,935,443    $ 7,737,111    $10,860,354    $23,119,353    $27,802,150
                                            ========================================================================================

*     Aggregate total investment return.
**    Annualized.
+     Amount is less than $(.0001) per share.
++ On February 13, 2003, the Fund converted from a stand-alone investment company to a "feeder" fund that seeks to achieve its investment objective by investing all of its assets in the Trust, which has the same investment objective as the Fund. All investments will be made at the Trust level. This structure is sometimes called a "master/feeder" structure.
@ Includes the Fund's share of the Trust's allocated expenses and/or investment income and realized gain (loss)--net.

      See Notes to Financial Statements.


10        CMA MONEY FUND                          SEPTEMBER 30, 2006

Notes to Financial Statements                                     CMA Money Fund

1. Significant Accounting Policies:

CMA Money Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a no load, diversified, open-end management investment company. The Fund seeks to achieve its investment objective by investing all of its assets in Master Money Trust (the "Trust"), which has the same investment objective and strategies as the Fund. The value of the Fund's investment in the Trust reflects the Fund's proportionate interests in the net assets of the Trust. The performance of the Fund is directly affected by the performance of the Trust. The financial statements of the Trust, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The percentage of the Trust owned by the Fund at September 30, 2006 was 54.9%. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- The Fund records its investment in the Trust at fair value. Valuation of securities held by the Trust is discussed in Note 1(a) of the Trust's Notes to Financial Statements, which are included elsewhere in this report.

(b) Investment income and expenses -- The Fund records daily its proportionate share of the Trust's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own income and expenses.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(d) Recent accounting pronouncement -- In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48") entitled "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity including mutual funds before being measured and recognized in the financial statements. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. The impact on the Fund's financial statements, if any, is currently being assessed.

(e) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions to shareholders -- The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and backup withholding tax withheld) in additional fund shares at net asset value. Dividends are declared from the total of net investment income. Distributions of net realized gain, if any, on investment are paid at least annually.

(g) Investment transactions -- Investment transactions in the Trust are accounted for on a trade date basis.

2. Transactions with Affiliates:

The Fund has entered into an Administration Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), a wholly owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund pays a monthly fee at an annual rate of ..25% of the Fund's average daily net assets for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund.

Pursuant to the Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, receives a distribution fee from the Fund. The fee is accrued daily and paid monthly at the annual rate of .125% of average daily net assets of the Fund for shareholders whose Fund accounts are serviced by MLPF&S financial advisors, whether maintained through MLPF&S or directly with each Fund's transfer agent. The distribution fee is to compensate MLPF&S for providing, or arranging for the provision of, account maintenance and sales and promotional activities and services with respect to shares of the Fund.

Financial Data Services, Inc. ("FDS"), a wholly owned subsidiary of ML & Co., is the Fund's transfer agent. Interest is earned by the Fund from FDS based on the difference, if any, between estimated and actual daily beneficial share activity, which results in uninvested net proceeds from sales of Fund shares.


          CMA MONEY FUND                          SEPTEMBER 30, 2006          11

Notes to Financial Statements (concluded)                         CMA Money Fund

In February 2006, ML & Co. and BlackRock, Inc. entered into an agreement to contribute ML & Co.'s investment management business, including FAM, to the investment management business of BlackRock, Inc. The transaction closed on September 29, 2006.

On September 27, 2006, shareholders of the Fund approved a new Investment Advisory Agreement for the Trust with BlackRock Advisors, Inc. (the "Manager"), a wholly owned subsidiary of BlackRock, Inc. BlackRock Advisors, Inc. was reorganized into BlackRock Advisors, LLC. The new advisory agreement became effective on September 29, 2006 and the investment advisory fee is unchanged. In addition, the Manager will provide administrative services and the administrative fee is unchanged.

Prior to the closing, certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, and/or ML & Co.

Commencing September 29, 2006, certain officers and/or trustees of the Fund are officers and/or directors of BlackRock, Inc. or its affiliates.

3. Shares of Beneficial Interest:

The number of shares sold, reinvested and redeemed during the periods corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares, value of shares reinvested and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.


12        CMA MONEY FUND                          SEPTEMBER 30, 2006

Schedule of Investments                   Master Money Trust      (in Thousands)

                             Face    Interest         Maturity
Issue                       Amount     Rate*            Date            Value
===============================================================================
Certificates of Deposit--5.0%
===============================================================================
SunTrust Bank              $ 77,500  5.294% (a)      6/28/2007      $    77,511
-------------------------------------------------------------------------------
Wells Fargo                  20,000  5.30 (a)        3/16/2007           20,000
Bank, NA                    500,000  5.30 (a)        5/08/2007          498,886
                            220,000  5.30 (a)        9/05/2007          220,000
-------------------------------------------------------------------------------
Total Certificates of Deposit
(Cost--$817,511) .................................................      816,397
===============================================================================
Certificates of Deposit--European--3.5%
===============================================================================
BNP Paribas,                200,000  5.20            3/30/2007          199,736
London
-------------------------------------------------------------------------------
Societe Generale,           375,000  5.405           3/21/2007          375,080
London
-------------------------------------------------------------------------------
Total Certificates of Deposit--European
(Cost--$575,005) .................................................      574,816
===============================================================================
Certificates of Deposit--Yankee--20.8%
===============================================================================
ABN AMRO                    248,000  5.268 (a)      12/07/2006          247,993
Bank NV, NY
-------------------------------------------------------------------------------
BNP Paribas, NY             125,000  5.27 (a)       10/03/2007          124,975
                            125,000  5.448 (a)      10/03/2007          124,978
-------------------------------------------------------------------------------
Banco Bilbao                200,000  5.443 (a)      10/02/2006          199,999
Vizcaya Argentaria
SA, NY
-------------------------------------------------------------------------------
Barclays Bank               150,000  5.28 (a)       11/03/2006          150,000
Plc, NY                     325,000  5.273 (a)      12/22/2006          324,987
-------------------------------------------------------------------------------
Calyon Indosuez,            300,000  5.298 (a)       3/12/2007          299,997
NY
-------------------------------------------------------------------------------
Canadian Imperial            60,000  5.28 (a)        1/30/2007           60,018
Bank of Commerce,            35,000  5.31 (a)        2/23/2007           35,002
NY                          180,000  5.41 (a)       10/15/2007          180,000
-------------------------------------------------------------------------------
Credit Suisse, NY           450,000  5.295          12/27/2006          449,975
-------------------------------------------------------------------------------
Dexia Bank, NY              100,000  5.27 (a)        6/11/2007           99,986
-------------------------------------------------------------------------------
Fortis Bank, NY             250,000  5.268 (a)       5/29/2007          249,968
-------------------------------------------------------------------------------
HBOS Treasury                40,000  5.426 (a)      10/06/2006           40,000
Services Plc, NY
-------------------------------------------------------------------------------
Nordea North                160,000  5.27 (a)       10/31/2006          159,996
America, Inc., NY
-------------------------------------------------------------------------------
Royal Bank of               100,000  5.305 (a)      11/13/2006          100,001
Canada, NY                  102,000  5.317 (a)      12/22/2006          101,995
-------------------------------------------------------------------------------
Royal Bank of                87,000  5.27 (a)       10/04/2006           87,000
Scotland, NY                295,000  5.275 (a)      11/16/2006          294,996
-------------------------------------------------------------------------------
Toronto-Dominion            100,000  5.24            4/04/2007           99,884
Bank, NY
-------------------------------------------------------------------------------
Total Certificates of Deposit--Yankee
(Cost--$3,431,892) ...............................................    3,431,750
===============================================================================
Commercial Paper--32.1%
===============================================================================
Amsterdam                   300,000  5.26           10/19/2006          299,123
Funding Corp.
-------------------------------------------------------------------------------
Barton Capital              138,355  5.26           10/05/2006          138,234
Corp.                       188,307  5.26           10/23/2006          187,647
-------------------------------------------------------------------------------
Chariot Funding,             60,000  5.25           10/11/2006           59,895
LLC                         100,000  5.26           10/23/2006           99,649
                             79,707  5.25           10/24/2006           79,416
-------------------------------------------------------------------------------
Clipper                     247,000  5.26           10/02/2006          246,892
Receivables Corp.
-------------------------------------------------------------------------------
Compass                      91,210  5.27           10/10/2006           91,063
Securitization LLC           50,000  5.26           10/23/2006           49,824
-------------------------------------------------------------------------------
Falcon Asset                 75,000  5.25           10/02/2006           74,967
Securitization Corp.         75,000  5.25           10/06/2006           74,923
                             99,714  5.26           10/20/2006           99,408
                            129,741  5.26           10/24/2006          129,267
                             70,545  5.26           11/07/2006           70,143
-------------------------------------------------------------------------------
General Electric            250,000  5.025          10/10/2006          249,603
Capital Corp.
-------------------------------------------------------------------------------
Grampian                    150,000  5.26           10/12/2006          149,715
Funding Ltd.
-------------------------------------------------------------------------------
Greyhawk                    125,000  5.26           10/03/2006          124,927
Funding LLC                 105,000  5.25           10/05/2006          104,908
                             82,000  5.26           10/27/2006           81,665
-------------------------------------------------------------------------------
Jupiter                     104,692  5.26           10/05/2006          104,600
Securitization               70,000  5.26           10/06/2006           69,928
Corp.                       101,464  5.26           10/13/2006          101,256
                            101,464  5.26           10/16/2006          101,212
                             72,380  5.26           10/26/2006           72,095
-------------------------------------------------------------------------------
Kitty Hawk                  203,738  5.26           10/18/2006          203,172
Funding Corp.
-------------------------------------------------------------------------------
Lehman Brothers             105,000  5.29 (a)        3/19/2007          105,000
Holdings Inc.
-------------------------------------------------------------------------------
Morgan Stanley               76,000  5.32 (a)       11/17/2006           76,000
                             41,300  5.32 (a)       12/01/2006           41,300
-------------------------------------------------------------------------------
Newport Funding             100,000  5.26           10/17/2006           99,737
Corp.
-------------------------------------------------------------------------------
Park Avenue                  62,904  5.26           10/03/2006           62,867
Receivables Co.,             57,275  5.25           10/04/2006           57,233
LLC                         200,917  5.25           10/23/2006          200,214
-------------------------------------------------------------------------------
Preferred                   152,638  5.25           10/24/2006          152,082
Receivables
Funding Corp.
-------------------------------------------------------------------------------
Ranger Funding               82,100  5.26           10/18/2006           81,872
Co., LLC
-------------------------------------------------------------------------------
Sheffield                   161,549  5.26           10/02/2006          161,478
Receivables Corp.            75,000  5.26           10/13/2006           74,847
                            100,400  5.26           10/18/2006          100,121
                             64,634  5.26           10/23/2006           64,407
-------------------------------------------------------------------------------
Skandinaviska               142,000  5.30 (a)        1/23/2007          142,000
Enskilda Banken AB
-------------------------------------------------------------------------------
Solitaire Funding,          300,000  5.26           10/12/2006          299,430
LLC                          75,000  5.26           10/13/2006           74,847
                            140,000  5.26           10/23/2006          139,509
-------------------------------------------------------------------------------
Surrey Funding               50,000  5.26           10/11/2006           49,912
Corp.
-------------------------------------------------------------------------------
Swedbank                     50,000  5.26           10/03/2006           49,971
(ForeningsSparbanken)
-------------------------------------------------------------------------------
Variable Funding            187,500  5.25           10/27/2006          186,734
Capital Corp.
-------------------------------------------------------------------------------
Total Commercial Paper
(Cost--$5,283,109) ...............................................    5,283,093
-------------------------------------------------------------------------------


          CMA MONEY FUND                          SEPTEMBER 30, 2006          13

Schedule of Investments (continued)       Master Money Trust      (in Thousands)

                             Face    Interest         Maturity
Issue                       Amount     Rate*            Date            Value
===============================================================================
Corporate Notes--20.5%
===============================================================================
ABN AMRO                   $297,550  5.464% (a)      5/11/2007      $   297,729
Bank NV
-------------------------------------------------------------------------------
ASIF Global                  54,000  5.34 (a)       10/23/2007           54,000
Financing
-------------------------------------------------------------------------------
American Honda               70,000  5.35 (a)       12/06/2006           70,000
Finance Corp.
-------------------------------------------------------------------------------
Bank of America             375,000  5.29 (a)       12/29/2006          375,000
Corp.
-------------------------------------------------------------------------------
Bank of Ireland              43,300  5.30 (a)       10/19/2007           43,300
-------------------------------------------------------------------------------
Beta Finance Inc.           158,000  5.31 (a)       11/27/2006          157,999
                            217,000  5.298 (a)       3/20/2007          216,995
-------------------------------------------------------------------------------
CC (USA) Inc.               145,000  5.275 (a)       2/20/2007          145,000
(Centauri)                  150,000  5.298 (a)       3/15/2007          149,997
-------------------------------------------------------------------------------
Dorada Finance               75,000  5.28 (a)       11/15/2006           74,999
Inc.
-------------------------------------------------------------------------------
General Electric            163,605  5.43 (a)       10/17/2007          163,605
Capital Corp.
-------------------------------------------------------------------------------
Goldman Sachs               202,600  5.38 (a)       10/15/2007          202,600
Group, Inc.
-------------------------------------------------------------------------------
HSBC Holdings               109,000  5.475 (a)      10/19/2006          109,006
Plc                          47,000  5.54 (a)       10/27/2006           47,002
                            101,000  5.41 (a)       12/14/2006          101,018
-------------------------------------------------------------------------------
JPMorgan                    139,000  5.34 (a)        2/09/2007          139,000
Securities Inc.
-------------------------------------------------------------------------------
Links Finance LLC            50,000  5.318 (a)       5/21/2007           49,999
-------------------------------------------------------------------------------
MetLife Funding,             50,500  5.42 (a)       10/15/2007           50,500
Inc.
-------------------------------------------------------------------------------
Mound Financing             100,000  5.29 (a)       11/08/2006          100,000
Plc
-------------------------------------------------------------------------------
Newcastle CDO III,           60,000  5.36 (a)        3/24/2007           60,000
Ltd.
-------------------------------------------------------------------------------
Northern Rock Plc            91,000  5.46 (a)       10/09/2007           91,049
-------------------------------------------------------------------------------
Permanent                   120,000  5.30 (a)        3/10/2007          120,000
Financing Plc
-------------------------------------------------------------------------------
Restructured Asset           60,000  5.48 (a)        2/08/2007           60,000
Securities with
Enhanced Returns,
Series 1998-MM-7-1
Trust
-------------------------------------------------------------------------------
Sigma Finance               261,000  5.335 (a)      10/25/2006          260,998
Corp.
-------------------------------------------------------------------------------
Toyota Motor                150,000  5.255 (a)       5/04/2007          150,000
Credit Corp.
-------------------------------------------------------------------------------
U.S. Bank, NA                51,000  5.263 (a)      10/02/2006           51,000
-------------------------------------------------------------------------------
Westpac Banking              44,000  5.43 (a)       10/11/2007           44,001
Corp.
-------------------------------------------------------------------------------
Total Corporate Notes
(Cost--$3,384,756) ...............................................    3,384,797
===============================================================================
Funding Agreements--6.4%
===============================================================================
General Electric             50,000  5.42 (a)       11/01/2006           50,000
Capital                     150,000  5.42 (a)       12/01/2006          150,000
Assurance Co. (f)
-------------------------------------------------------------------------------
ING USA Annuity              50,000  5.41 (a)        9/18/2007           50,000
and Life
Insurance Co. (f)
-------------------------------------------------------------------------------
Jackson                      55,000  5.39 (a)        5/01/2007           55,000
National Life
Insurance Co. (f)
-------------------------------------------------------------------------------
MetLife                     100,000  5.41 (a)        2/01/2007          100,000
Funding, Inc. (f)
-------------------------------------------------------------------------------
Metropolitan Life           165,000  5.41 (a)        4/02/2007          165,000
Insurance Co. (f)            25,000  5.38 (a)        9/17/2007           25,000
-------------------------------------------------------------------------------
Monumental Life             145,000  5.475 (a)      11/16/2006          145,000
Insurance Co. (f)
-------------------------------------------------------------------------------
New York Life               226,000  5.38 (a)        5/25/2007          226,000
Insurance Co. (f)
-------------------------------------------------------------------------------
The Travelers                70,000  5.38 (a)        3/01/2007           70,000
Insurance Co. (f)            25,000  5.39 (a)        5/01/2007           25,000
-------------------------------------------------------------------------------
Total Funding Agreements
(Cost--$1,061,000) ...............................................    1,061,000
===============================================================================
Promissory Notes--1.2%
===============================================================================
Goldman Sachs               200,000  5.36 (a)       10/10/2006          200,000
Group, Inc.
-------------------------------------------------------------------------------
Total Promissory Notes
(Cost--$200,000) .................................................      200,000
===============================================================================
Time Deposits--2.3%
===============================================================================
Rabobank                    372,530  5.36           10/02/2006          372,530
Nederland
-------------------------------------------------------------------------------
Total Time Deposits
(Cost--$372,530) .................................................      372,530
===============================================================================
(U.S. Government, Agency & Instrumentality Obligations--Non-Discount--10.1%
===============================================================================
Fannie Mae                   25,000  4.00            6/29/2007           24,766
                            225,000  4.875           1/11/2008          224,370
-------------------------------------------------------------------------------
Federal Farm                136,000  5.23 (a)       10/19/2006          135,999
Credit Banks                 68,000  5.24 (a)        4/13/2007           67,996
                            102,000  5.25 (a)       10/05/2007          101,990
                             35,000  5.25 (a)       10/26/2007           35,003
-------------------------------------------------------------------------------
Federal Home                 49,500  2.75           11/15/2006           49,343
Loan Bank System             49,500  3.25           11/29/2006           49,336
                             25,000  3.75           11/30/2006           24,935
                             59,235  3.375          12/15/2006           59,009
                            165,000  3.80           12/29/2006          164,389
                             54,000  3.45            1/10/2007           53,726
                             50,500  4.00            6/13/2007           50,048
                             50,000  4.15            7/05/2007           49,602
                             33,750  4.25            9/14/2007           33,470
                             37,250  4.50           12/14/2007           36,996
                             30,000  4.625           2/01/2008           29,836
-------------------------------------------------------------------------------


14        CMA MONEY FUND                          SEPTEMBER 30, 2006

Schedule of Investments (concluded)       Master Money Trust      (in Thousands)

                             Face    Interest         Maturity
Issue                       Amount     Rate*            Date            Value
===============================================================================
U.S. Government, Agency & Instrumentality Obligations--Non-Discount (concluded)
===============================================================================
Freddie Mac                $ 74,500  3.00 %         11/09/2006      $    74,298
                             30,000  3.75           11/15/2006           29,944
                             15,400  4.125           4/12/2007           15,306
                             50,000  4.45            9/28/2007           49,671
                             25,000  4.625          10/05/2007           24,876
                            100,000  4.705          10/11/2007           99,578
                            100,000  4.725          10/19/2007           99,595
-------------------------------------------------------------------------------
U.S. Treasury Notes          50,000  2.50 (d)       10/31/2006           49,887
                             33,000  4.375 (d)      12/31/2007           32,805
-------------------------------------------------------------------------------
Total U.S. Government, Agency & Instrumentality
Obligations--Non-Discount
(Cost--$1,671,747) ...............................................    1,666,774
-------------------------------------------------------------------------------

Beneficial
Interest                        Issue
===============================================================================
Short-Term Securities--0.5%
===============================================================================
$81,617           BlackRock Liquidity Series, LLC
                  Money Market Series, 5.33% (b)(c)(e)              $    81,617
-------------------------------------------------------------------------------
Total Short-Term Securities (Cost--$81,617) ......................       81,617
-------------------------------------------------------------------------------
Total Investments (Cost--$16,879,167**)--102.4% ..................   16,872,774

Liabilities in Excess of Other Assets--(2.4%) ....................     (394,028)
                                                                    -----------
Net Assets--100.0% ...............................................  $16,478,746
                                                                    ===========

* Commercial Paper and certain U.S. Government, Agency and Instrumentality Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase. Other securities bear interest rates shown, payable at fixed dates through maturity. Interest rates on variable rate securities are adjustable periodically based upon appropriate indexes. The interest rates shown are the rates in effect at September 30, 2006.
** The cost and unrealized appreciation (depreciation) of investments as of September 30, 2006, as computed for federal income tax purposes, were as follows:

      Aggregate cost .............................................  $16,879,327
                                                                    ===========
      Gross unrealized appreciation ..............................  $       141
      Gross unrealized depreciation ..............................       (6,694)
                                                                    -----------
      Net unrealized depreciation ................................  $    (6,553)
                                                                    ===========

(a)   Floating rate security.
(b) Investments in companies considered to be an affiliate of the Trust, for purposes of Section 2 (a)(3) of the Investment Company Act of 1940, were as follows:

      -----------------------------------------------------------------------------------------
      Affiliate                                               Net Activity      Interest Income
      -----------------------------------------------------------------------------------------
      BlackRock Liquidity Series, LLC Money Market Series     $     51,658         $         43
      -----------------------------------------------------------------------------------------

(c)   Security was purchased with the cash proceeds from securities loans.
(d)   Security, or a portion of security, is on loan.
(e)   Represents the current yield as of September 30, 2006
(f) Restricted securities as to resale, representing 6.4% of net assets, were as follows:

      -------------------------------------------------------------------------------------------------------------------
      Issue                                                           Acquisition Date           Cost              Value
      -------------------------------------------------------------------------------------------------------------------
      General Electric Capital Assurance Co.:
        5.42% due 11/01/2006                                             11/01/2005         $    50,000       $    50,000
        5.42% due 12/01/2006                                             11/30/2005             150,000           150,000
      ING USA Annuity and Life Insurance Co., 5.41% due 9/18/2007         8/18/2006              50,000            50,000
      Jackson National Life Insurance Co., 5.39% due 5/01/2007            5/01/2006              55,000            55,000
      MetLife Funding, Inc., 5.41% due 2/01/2007                          2/01/2006             100,000           100,000
      Metropolitan Life Insurance Co.:
        5.41% due 4/02/2007                                               4/03/2006             165,000           165,000
        5.38% due 9/17/2007                                               9/15/2006              25,000            25,000
      Monumental Life Insurance Co., 5.475% due 11/16/2006               11/18/2005             145,000           145,000
      New York Life Insurance Co., 5.38% due 5/25/2007                    5/26/2006             226,000           226,000
      The Travelers Insurance Co.:
        5.38% due 3/01/2007                                               2/28/2006              70,000            70,000
        5.39% due 5/01/2007                                               5/01/2006              25,000            25,000
      -------------------------------------------------------------------------------------------------------------------
      Total                                                                                 $ 1,061,000       $ 1,061,000
                                                                                            ===========       ===========

      See Notes to Financial Statements.


          CMA MONEY FUND                          SEPTEMBER 30, 2006          15

Statement of Assets and Liabilities                           Master Money Trust

As of September 30, 2006
===================================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Investments in unaffiliated securities, at value (including securities
             loaned of $79,014,130) (identified cost--$16,797,550,801) ...................                         $ 16,791,157,630
            Investments in affiliated securities, at value (identified cost--$81,616,500)                                81,616,500
            Receivables:
               Interest ..................................................................    $     64,941,059
               Securities lending ........................................................               5,227           64,946,286
                                                                                              ----------------
            Prepaid expenses and other assets ............................................                                  504,788
                                                                                                                   ----------------
            Total assets .................................................................                           16,938,225,204
                                                                                                                   ----------------
===================================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------------------
            Collateral on securities loaned, at value ....................................                               81,616,500
            Bank overdraft ...............................................................                                  444,492
            Payables:
               Securities purchased ......................................................         375,000,000
               Investment adviser ........................................................           1,646,651
               Withdrawals ...............................................................             220,407
               Other affiliates ..........................................................             149,097          377,016,155
                                                                                              ----------------
            Accrued expenses .............................................................                                  402,527
                                                                                                                   ----------------
            Total liabilities ............................................................                              459,479,674
                                                                                                                   ----------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Net assets ...................................................................                         $ 16,478,745,530
                                                                                                                   ================
===================================================================================================================================
Net Assets Consist of
-----------------------------------------------------------------------------------------------------------------------------------
            Investors' capital ...........................................................                         $ 16,485,138,701
            Unrealized depreciation--net .................................................                               (6,393,171)
                                                                                                                   ----------------
            Net Assets ...................................................................                         $ 16,478,745,530
                                                                                                                   ================

      See Notes to Financial Statements.


16        CMA MONEY FUND                          SEPTEMBER 30, 2006

Statement of Operations                                       Master Money Trust

For the Six Months Ended September 30, 2006
===================================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------------------
            Interest and amortization of premium and discount earned .....................                         $    395,720,739
            Securities lending--net ......................................................                                   43,076
                                                                                                                   ----------------
            Total income .................................................................                              395,763,815
                                                                                                                   ----------------
===================================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------------------
            Investment advisory fees .....................................................    $     10,205,183
            Accounting services ..........................................................             660,054
            Custodian fees ...............................................................             199,622
            Professional fees ............................................................              83,221
            Trustees' fees and expenses ..................................................              37,915
            Pricing fees .................................................................              22,588
            Printing and shareholder reports .............................................               1,934
            Other ........................................................................             108,875
                                                                                              ----------------
            Total expenses ...............................................................                               11,319,392
                                                                                                                   ----------------
            Investment income--net .......................................................                              384,444,423
                                                                                                                   ----------------
===================================================================================================================================
Realized & Unrealized Gain--Net
-----------------------------------------------------------------------------------------------------------------------------------
            Realized gain on investments--net ............................................                                   21,751
            Change in unrealized depreciation on investments--net ........................                                6,874,260
                                                                                                                   ----------------
            Total realized and unrealized gain--net ......................................                                6,896,011
                                                                                                                   ----------------
            Net Increase in Net Assets Resulting from Operations .........................                         $    391,340,434
                                                                                                                   ================

      See Notes to Financial Statements.


          CMA MONEY FUND                          SEPTEMBER 30, 2006          17

Statements of Changes in Net Assets                           Master Money Trust

                                                                                                For the Six            For the
                                                                                                Months Ended          Year Ended
                                                                                                September 30,          March 31,
Increase (Decrease) in Net Assets:                                                                  2006                 2006
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
            Investment income--net .......................................................    $    384,444,423     $    521,267,632
            Realized gain (loss)--net ....................................................              21,751             (196,097)
            Change in unrealized depreciation--net .......................................           6,874,260              (38,335)
                                                                                              -------------------------------------
            Net increase in net assets resulting from operations .........................         391,340,434          521,033,200
                                                                                              -------------------------------------
===================================================================================================================================
Capital Transactions
-----------------------------------------------------------------------------------------------------------------------------------
            Proceeds from contributions ..................................................      63,515,735,860      123,778,818,394
            Fair value of withdrawals ....................................................     (62,662,742,667)    (124,494,343,825)
                                                                                              -------------------------------------
            Net increase (decrease) in net assets derived from capital transactions ......         852,993,193         (715,525,431)
                                                                                              -------------------------------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Total increase (decrease) in net assets ......................................       1,244,333,627         (194,492,231)
            Beginning of period ..........................................................      15,234,411,903       15,428,904,134
                                                                                              -------------------------------------
            End of period ................................................................    $ 16,478,745,530     $ 15,234,411,903
                                                                                              =====================================

      See Notes to Financial Statements.

Financial Highlights                                          Master Money Trust

                                                                                                                      For the Period
                                                             For the Six               For the Year Ended              February 13,
                                                             Months Ended                   March 31,                      2003+
The following ratios have been derived from                  September 30,   ---------------------------------------   to March 31,
information provided in the financial statements.                2006            2006          2005          2004          2003
====================================================================================================================================
Total Investment Return
------------------------------------------------------------------------------------------------------------------------------------
            Total investment return .......................         2.50%**         3.59%         1.64%         1.06%          .90%*
                                                             =======================================================================
====================================================================================================================================
Ratios to Average Net Assets
------------------------------------------------------------------------------------------------------------------------------------
            Expenses ......................................          .14%*           .15%          .15%          .15%          .21%*
                                                             =======================================================================
            Investment income and realized gain (loss)--net         4.92%*          3.54%         1.60%         1.08%         1.25%*
                                                             =======================================================================
====================================================================================================================================
Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
            Net assets, end of period (in thousands) ......  $16,478,746     $15,234,412   $15,428,904   $19,286,860   $23,129,013
                                                             =======================================================================

*     Annualized.
**    Aggregate total investment return.
+     Commencement of operations.

      See Notes to Financial Statements.


18        CMA MONEY FUND                          SEPTEMBER 30, 2006

Notes to Financial Statements                                 Master Money Trust

1. Significant Accounting Policies:

Master Money Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, and is organized as a Delaware statutory trust. The Declaration of Trust permits the Trustees to issue nontransferable interests in the Trust, subject to certain limitations. The Trust's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Trust.

(a) Valuation of investments -- Portfolio securities with remaining maturities of greater than sixty days, for which market quotations are readily available, are valued at market value. As securities transition from sixty-one to sixty days to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Securities maturing sixty days or less from their date of acquisition are valued at amortized cost, which approximates market value. Valuation of other short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost. For purposes of valuation, the maturity of a variable rate security is deemed to be the next coupon date on which the interest rate is to be adjusted. Other investments and assets for which market value quotations are not available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

(b) Repurchase agreements -- The Trust may invest in U.S. government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Trust takes possession of the underlying securities, marks-to-market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and the fair value of the collateral declines, liquidation of the collateral by the Trust may be delayed or limited.

(c) Income taxes -- The Trust is classified as a partnership for federal income tax purposes. As such, each investor in the Trust is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Trust. Therefore, no federal income tax provision is required. It is intended that the Trust's assets will be managed so an investor in the Trust can satisfy the requirements of Subchapter M of the Internal Revenue Code.

(d) Recent accounting pronouncement -- In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48") entitled "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity including mutual funds before being measured and recognized in the financial statements. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. The impact on the Trust's financial statements, if any, is currently being assessed.

(e) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income (including amortization of premium and discount) is recognized on the accrual basis.

(f) Securities lending -- The Trust may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Trust and any additional required collateral is delivered to the Trust on the next business day. Where the Trust receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Trust typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Trust receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Trust may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Trust could experience delays and costs in gaining access to the collateral. The Trust also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower


          CMA MONEY FUND                          SEPTEMBER 30, 2006          19

Notes to Financial Statements (concluded)                     Master Money Trust

default or in the event of losses on investments made with cash collateral.

(g) Bank overdraft -- The Trust recorded a bank overdraft resulting from a timing difference of security transaction settlements.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Trust has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Trust's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays a monthly fee based upon the average daily value of the Trust's net assets at the following annual rates: .25% of the Trust's average daily net assets not exceeding $500 million; .175% of the average daily net assets in excess of $500 million, but not exceeding $1 billion; and .125% of the average daily net assets in excess of $1 billion.

The Trust has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, or its affiliates. Pursuant to that order, the Trust also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Trust, invest cash collateral received by the Trust for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by Merrill Lynch Investment Managers, L.P. ("MLIM"), an affiliate of FAM. For the six months ended September 30, 2006, MLIM, LLC received $18,510 in securities lending agent fees.

For the six months ended September 30, 2006, the Trust reimbursed FAM $159,930 for certain accounting services.

In February 2006, ML & Co. and BlackRock, Inc. entered into an agreement to contribute ML & Co.'s investment management business, including FAM, to the investment management business of BlackRock, Inc. The transaction closed on September 29, 2006.

On September 27, 2006, the shareholders of the investors of the Trust approved a new Investment Advisory Agreement with BlackRock Advisors, Inc. (the "Manager"), a wholly owned subsidiary of BlackRock, Inc. BlackRock Advisors, Inc. was reorganized into BlackRock Advisors, LLC. The new advisory agreement became effective on September 29, 2006 and the investment advisory fee is unchanged. In addition, the Manager has entered into a sub-advisory agreement with BlackRock Institutional Management Corporation, an affiliate, under which the Manager pays each Sub-Adviser for services it provides a fee equal to 59% of the management fee paid to the Manager.

In connection with the closing, MLIM, LLC, the security lending agent, became BlackRock Investment Management, LLC.

Prior to the closing, certain officers and/or trustees of the Trust are officers and/or directors of FAM, PSI, ML & Co., MLIM, and/or MLIM, LLC.

Commencing September 29, 2006, certain officers and/or trustees of the Trust are officers and/or directors of BlackRock, Inc. or its affiliates.


20        CMA MONEY FUND                          SEPTEMBER 30, 2006

Disclosure of Investment Advisory Agreement

Disclosure of FAM Management Agreement

The Board of Trustees of Master Money Trust (the "Trust") and the Board of Trustees of CMA Money Fund (the "Fund") met in August 2006 to consider approval of the management agreement between the Trust, on behalf of the Fund, and Fund Asset Management, L.P. ("FAM"), the Trust's manager at that time.

Activities and Composition of the Board of Trustees

All but one member of each Board of Trustees is an independent trustee whose only association with FAM or other Merrill Lynch affiliates was as a trustee of the Fund and the Trust and as a trustee or director of certain other funds advised by FAM or its affiliates. The Chairman of each Board is also an independent trustee. New trustee nominees are chosen by a Nominating Committee comprised of independent trustees. All independent trustees also are members of the respective Board's Audit Committee, and the independent trustees meet in executive session at each in-person Board meeting. The Boards and the Audit Committees meet in person for at least two days each quarter and conduct other in-person and telephone meetings throughout the year, some of which are formal Board meetings and some of which are informational meetings. The independent counsel to the independent trustees attends all in-person Board and Audit Committee meetings and other meetings at the independent trustees' request.

FAM Management Agreement -- Matters Considered by the Boards

Every year, each Board reviews and considers approval of the Trust's management agreement on behalf of the Fund. Each Board assesses the nature, scope and quality of the services provided to the Fund and the Trust by the personnel of the manager and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. Each Board also receives and assesses information regarding the services provided to the Fund and the Trust by certain unaffiliated service providers.

At various times throughout the year, each Board also considers a range of information in connection with its oversight of the services provided by the manager and its affiliates. Among the matters considered are: (a) fees (in addition to management fees) paid to the manager and its affiliates by the Fund and/or the Trust, such as transfer agency fees and fees for marketing and distribution; (b) Trust/Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Trust's/Fund's investment objective, policies and restrictions, and the Trust's/Fund's compliance with its Code of Ethics and compliance policies and procedures; and
(d) the nature, cost and character of non-investment management services provided by the manager and its affiliates.

The Boards noted their view of FAM as one of the most experienced global asset management firms and considered the overall services provided by FAM to be of high quality. The Boards also noted their view of FAM as financially sound and well managed and noted FAM's affiliation with one of America's largest financial firms. The Boards work closely with the manager in overseeing the manager's efforts to achieve good performance. As part of this effort, each Board discusses portfolio manager effectiveness and, when performance is not satisfactory, discusses with the manager taking steps such as changing investment personnel.

Annual Consideration of Approval by the Boards

In the period prior to the Board meeting to consider renewal of the management agreement, each Board requests and receives materials specifically relating to the management agreement. These materials include (a) information compiled by Lipper Inc. ("Lipper") on the fees and expenses and the investment performance of the Trust/Fund or its predecessor (which had the same investment objectives and strategies as the Trust/Fund) as compared to a comparable group of funds as classified by Lipper; (b) a discussion by the Trust's/Fund's portfolio management team regarding investment strategies used by the Trust/Fund during its most recent fiscal year; (c) information on the profitability to the manager and its affiliates of the management agreement and certain other relationships with the Trust and/or the Fund; and (d) information provided by the manager concerning management fees charged to other clients, such as institutional clients, under similar investment mandates. Each Board also considers other matters it deems important to the approval process, such as payments made to the manager or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of Trust/Fund portfolio holdings, allocation of Trust/Fund brokerage fees, and direct and indirect benefits to the manager and its affiliates from their relationship with the Fund and the Trust. Neither Board identified any particular information as controlling, and each member of the Board may have attributed different weights to the various items considered.


          CMA MONEY FUND                          SEPTEMBER 30, 2006          21

Disclosure of Investment Advisory Agreement (concluded)

Certain Specific Renewal Data

In connection with the most recent renewal of the management agreement between the Trust, on behalf of the Fund, and FAM (the "FAM Management Agreement") in August 2006, the independent trustees' and Boards' review included the following:

Services Provided by the Manager -- Each Board reviewed the nature, extent and quality of services provided by FAM, including the management services and the resulting performance of the Trust/Fund. The Boards use data provided by Lipper and by management in their review of advisory services. The Boards compared Trust/Fund performance -- both including and excluding the effects of the Trust's/Fund's fees and expenses -- to the performance of a comparable group of mutual funds and the performance of a relevant index or combination of indexes. While each Board reviews performance data at least quarterly, the Board attaches more importance to performance over relatively long periods of time, typically three to five years. The Boards concluded that the comparative data indicated that the Fund's performance was competitive. Considering all these factors, each Board concluded that the Trust's/Fund's performance and the nature and quality of the services provided supported the continuation of the FAM Management Agreement.

FAM's Personnel and Investment Process -- Each Board reviewed the Trust's/Fund's investment objectives and strategies. The Boards discussed with FAM's senior management responsible for investment operations and the senior management of FAM's taxable fixed income investing group the strategies being used to achieve the stated objectives. Among other things, the Boards considered the size, education and experience of FAM's investment staff, its use of technology, and FAM's approach to training and retaining portfolio managers and other research, advisory and management personnel. The Boards also reviewed FAM's compensation policies and practices with respect to the Trust's/Fund's portfolio manager. The Boards also considered the experience of Mr. Mejzak, the Trust's/Fund's portfolio manager at that time. Each Board considered the extensive experience of FAM and its investment staff in analyzing and managing the types of investments used by the Trust and the Fund and concluded that the Trust and the Fund benefit from that experience.

Management Fees and Other Expenses -- Each Board reviews the Trust's/Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels -- the actual rate includes advisory and administrative service fees and the effects of any fee waivers -- compared to the other funds in its Lipper category. It also compares the Trust's/Fund's total expenses to those of other comparable funds. Each Board determined that the Fund's contractual and actual management fee rates, as well as total expenses, were competitive with those of comparable funds. Each Board concluded that the Fund's management fee rate and overall expense ratio were reasonable.

Profitability -- Each Board considers the cost of the services provided to the Trust and the Fund by the manager and the manager's and its affiliates' profits relating to the management and distribution of the Trust and the Fund and the funds advised by the manager and its affiliates. As part of its analysis, each Board reviewed FAM's methodology in allocating its costs to the management of the Trust and the Fund and concluded that there was a reasonable basis for the allocation. Each Board also considered federal court decisions discussing an investment adviser's profitability and profitability levels considered to be reasonable in those decisions. The Boards concluded that the profits of FAM and its affiliates were acceptable in relation to the nature and quality of services provided and given the level of fees and expenses overall.

Economies of Scale -- Each Board considered the extent to which economies of scale might be realized as the assets of the Trust and the Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Trust and the Fund to participate in these economies of scale. Each Board concluded that the Trust's/Fund's management fee rate schedule, which includes breakpoints, appropriately allows shareholders to participate in the benefits of economies of scale. The Boards determined that no changes were currently necessary.

Conclusion

After the independent trustees of the Fund and the independent trustees of the Trust deliberated in executive session, each entire Board, including all of the independent trustees, approved the renewal of the existing FAM Management Agreement, concluding that the advisory fee was reasonable in relation to the services provided and that a contract renewal was in the best interests of the shareholders.


22        CMA MONEY FUND                          SEPTEMBER 30, 2006

Disclosure of New Investment Advisory Agreement

New BlackRock Management Agreement -- Matters Considered by the Boards

In connection with the combination of Merrill Lynch's investment advisory business, including Fund Asset Management, L.P. (the "Previous Manager"), with that of BlackRock, Inc. ("BlackRock") to create a new independent company ("New BlackRock") (the "Transaction"), the Board of Trustees of the Trust, on behalf of the Fund, considered and approved a new management agreement (the "BlackRock Management Agreement") between the Trust and BlackRock Advisors, LLC ("BlackRock Advisors"). Because the Fund is a feeder fund that invests all of its assets in the Trust, the Board of Trustees of the Fund also considered the BlackRock Management Agreement. Shareholders subsequently approved the BlackRock Management Agreement, and it became effective on September 29, 2006, replacing the management agreement with the Previous Manager (the "Previous Management Agreement").

Each Board discussed the BlackRock Management Agreement at telephonic and in-person meetings held during April and May 2006. Each Board, including the independent trustees, approved the BlackRock Management Agreement at an in-person meeting held on May 12, 2006.

To assist each Board in its consideration of the BlackRock Management Agreement, BlackRock provided materials and information about BlackRock, including its financial condition and asset management capabilities and organization, and Merrill Lynch provided materials and information about the Transaction. The independent trustees, through their independent legal counsel, also requested and received additional information from Merrill Lynch and BlackRock in connection with their consideration of the BlackRock Management Agreement. The additional information was provided in advance of the May 12, 2006 meetings. In addition, the independent trustees consulted with their counsel and counsel for the Fund and the Trust on numerous occasions, discussing, among other things, the legal standards and certain other considerations relevant to each Board's deliberations.

At each Board meeting, the trustees discussed with Merrill Lynch management and certain BlackRock representatives the Transaction, its strategic rationale and BlackRock's general plans and intentions regarding the Fund and the Trust. At these Board meetings, representatives of Merrill Lynch and BlackRock made presentations to and responded to questions from each Board. Each Board also inquired about the plans for and anticipated roles and responsibilities of certain employees and officers of the Previous Manager, and of its affiliates, to be transferred to BlackRock in connection with the Transaction. The independent trustees also conferred separately and with their counsel about the Transaction and other matters related to the Transaction on a number of occasions, including in connection with the April and May 2006 meetings. After the presentations and after reviewing the written materials provided, the independent trustees met in executive sessions with their counsel to consider the BlackRock Management Agreement.

In connection with each Board's review of the BlackRock Management Agreement, Merrill Lynch and/or BlackRock advised the Boards about a variety of matters. The advice included the following, among other matters:

o that there was not expected to be any diminution in the nature, quality and extent of services provided to the Fund and the Trust and their shareholders by BlackRock Advisors, including compliance services;

o that operation of New BlackRock as an independent investment management firm would enhance its ability to attract and retain talented professionals;

o that the Fund and the Trust were expected to benefit from having access to BlackRock's state of the art technology and risk management analytic tools, including investment tools, provided under the BlackRock Solutions(R) brand name;

o that BlackRock had no present intention to alter any applicable expense waivers or reimbursements that were currently in effect and, while it reserved the right to do so in the future, it would seek the approval of each Board before making any changes;

o that BlackRock and Merrill Lynch would enter into an agreement, for an initial three-year period and automatically renewable from year to year thereafter, in connection with the Transaction under which Merrill Lynch-affiliated broker-dealers would continue to offer the Fund as an investment product;

o that BlackRock Advisors would have substantially the same access to the Merrill Lynch sales force when distributing shares of the Fund as was currently being provided to the Previous Manager and that other arrangements between the Previous Manager and Merrill Lynch sales channels would be preserved;


          CMA MONEY FUND                          SEPTEMBER 30, 2006          23

o that in connection with the Transaction, Merrill Lynch and BlackRock had agreed to conduct, and use reasonable best efforts to cause their respective affiliates to conduct, their respective businesses in compliance with the conditions of Section 15(f) of the Investment Company Act of 1940 (the "1940 Act") in relation to any public funds advised by BlackRock or the Previous Manager (or affiliates), respectively; and

o that Merrill Lynch and BlackRock would derive benefits from the Transaction and that, as a result, they had a financial interest in the matters being considered that was different from that of Fund or Trust shareholders.

Each Board considered the information provided by Merrill Lynch and BlackRock above, and, among other factors, the following:

o the potential benefits to Fund and Trust shareholders from being part of a combined fund family with BlackRock-sponsored funds, including possible economies of scale and access to investment opportunities;

o the reputation, financial strength and resources of BlackRock and its investment advisory subsidiaries and the anticipated financial strength and resources of New BlackRock;

o     the compliance policies and procedures of BlackRock Advisors;

o the terms and conditions of the BlackRock Management Agreement, including the fact that the schedule of the Fund's/Trust's total advisory and administrative fees would not increase under the BlackRock Management Agreement, but would remain the same;

o that in August 2005, each Board had performed a full annual review of each respective Previous Management Agreement, as required by the 1940 Act, and had determined that the Previous Manager had the capabilities, resources and personnel necessary to provide the advisory and administrative services that were then being provided to the Fund/Trust; and that the advisory and/or management fees paid by the Fund/Trust, taking into account any applicable agreed-upon fee waivers and breakpoints, had represented reasonable compensation to the Previous Manager in light of the services provided, the costs to the Previous Manager of providing those services, economies of scale, the fees and other expenses paid by similar funds (including information provided by Lipper), and such other matters as the trustees had considered relevant in the exercise of their reasonable judgment; and

o that Merrill Lynch had agreed to pay all expenses of the Fund and Trust in connection with the Board's consideration of the BlackRock Management Agreement and related agreements and all costs of shareholder approval of the BlackRock Management Agreement and as a result the Fund and the Trust would bear no costs in obtaining shareholder approval of the BlackRock Management Agreement.

Certain of these considerations are discussed in more detail below.

In its review of the BlackRock Management Agreement, each Board assessed the nature, quality and scope of the services to be provided to the Fund and the Trust by the personnel of BlackRock Advisors and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. In its review of the BlackRock Management Agreement, each Board also considered a range of information in connection with its oversight of the services to be provided by BlackRock Advisors and its affiliates. Among the matters considered were: (a) fees (in addition to management fees) to be paid to BlackRock Advisors and its affiliates by the Fund and the Trust; (b) Fund and Trust operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Fund's and the Trust's investment objective, policies and restrictions, and their compliance with their Code of Ethics and BlackRock Advisors' compliance policies and procedures; and (d) the nature, cost and character of non-investment management services to be provided by BlackRock Advisors and its affiliates.

In the period prior to the Board meetings to consider renewal of the Previous Management Agreement, each Board had requested and received materials specifically relating to the Previous Management Agreement. These materials included (a) information compiled by Lipper on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) a discussion by the Trust's portfolio management team on investment strategies used by the Trust during its most recent fiscal year;
(c) information on the profitability to the Previous Manager of the Previous Management Agreement and other payments received by the Previous Manager and its affiliates from the Fund and the Trust; and (d) information provided by


24        CMA MONEY FUND                          SEPTEMBER 30, 2006
the Previous Manager concerning services related to the valuation and pricing of the Trust's portfolio holdings, allocation of Trust brokerage fees, the Trust's portfolio turnover statistics, and direct and indirect benefits to the Previous Manager and its affiliates from their relationship with the Fund and the Trust.

In its deliberations, each Board considered information received in connection with its most recent approval of the continuance of the Previous Management Agreement, in addition to information provided by BlackRock and BlackRock Advisors in connection with their evaluation of the terms and conditions of the BlackRock Management Agreement. The trustees did not identify any particular information that was all-important or controlling, and each trustee attributed different weights to the various factors. Each Board, including a majority of the Board's independent trustees, concluded that the terms of the BlackRock Management Agreement are appropriate, that the fees to be paid are reasonable in light of the services to be provided to the Fund/Trust, and that the BlackRock Management Agreement should be approved and recommended to Fund/Trust shareholders.

Nature, Quality and Extent of Services Provided -- Each Board reviewed the nature, quality and extent of services provided by the Previous Manager, including the investment advisory services and the resulting performance of the Fund and the Trust, as well as the nature, quality and extent of services expected to be provided by BlackRock Advisors. Each Board focused primarily on the Previous Manager's investment advisory services and the investment performance of the Fund and the Trust, but also considered certain areas in which both the Previous Manager and the Fund/Trust received services as part of the Merrill Lynch complex. Each Board compared the Fund's performance -- both including and excluding the effects of fees and expenses -- to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. While each Board reviews performance data at least quarterly, consistent with the Previous Manager's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years.

In evaluating the nature, quality and extent of the services to be provided by BlackRock Advisors under the BlackRock Management Agreement, each Board considered, among other things, the expected impact of the Transaction on the operations, facilities, organization and personnel of New BlackRock and how it would affect the Fund and the Trust; the ability of BlackRock Advisors to perform its duties after the Transaction; and any anticipated changes to the investment and other practices of the Fund or the Trust.

Each Board was given information with respect to the potential benefits to the Fund and the Trust and their shareholders from having access to BlackRock's state of the art technology and risk management analytic tools, including the investment tools provided under the BlackRock Solutions brand name.

Each Board was advised that, as a result of Merrill Lynch's equity interest in BlackRock after the Transaction, the Fund and the Trust would continue to be subject to restrictions concerning certain transactions involving Merrill Lynch affiliates (for example, transactions with a Merrill Lynch broker-dealer acting as principal) absent revised or new regulatory relief. Each Board was advised that a revision of existing regulatory relief with respect to these restrictions was being sought from the Securities and Exchange Commission and was advised of the possibility of receipt of such revised regulatory relief.

Based on their review of the materials provided and the assurances they had received from the management of Merrill Lynch and of BlackRock, the trustees determined that the nature and quality of services to be provided to the Fund/Trust under the BlackRock Management Agreement were expected to be as good as or better than that provided under the Previous Management Agreement. It was noted, however, that changes in personnel were expected to follow the Transaction and the combination of the operations of the Previous Manager and its affiliates with those of BlackRock. The trustees noted that if portfolio managers or other personnel were to cease to be available prior to the closing of the Transaction, each Board would consider all available options, including seeking the investment advisory or other services of BlackRock affiliates. Accordingly, each Board concluded that, overall, the Board was satisfied at the present time with assurances from BlackRock and BlackRock Advisors as to the expected nature, quality and extent of the services to be provided to the Fund/Trust under the BlackRock Management Agreement.

Costs of Services Provided and Profitability -- It was noted that, in conjunction with the most recent review of the Previous Management Agreement, each Board had received, among other things, a report from Lipper comparing the Fund's fees and expenses to those of a peer group selected by Lipper and information as to the fees charged by the


          CMA MONEY FUND                          SEPTEMBER 30, 2006          25

Disclosure of New Investment Advisory Agreement (concluded)

Previous Manager or its affiliates to other registered investment company clients for investment management services. Each Board reviewed the Fund's/Trust's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels -- the actual rate includes advisory and administrative service fees and the effects of any fee waivers -- compared to the other funds in the Fund's Lipper category. Each Board also compared the Fund's total expenses to those of other comparable funds. Each Board concluded that the Fund's/Trust's management fee and fee rate and overall expense ratio are reasonable compared to those of other comparable funds.

In evaluating the costs of the services to be provided by BlackRock Advisors under the BlackRock Management Agreement, each Board considered, among other things, whether advisory and administrative fees or other expenses would change as a result of the Transaction.

The Fund's Board noted that in addition to the BlackRock Management Agreement, it was considering a new administration agreement with BlackRock Advisors as administrator to replace the Fund's administration agreement under which the Previous Manager was serving as administrator. Based on its review of the materials provided, and the fact that the BlackRock Management Agreement and the new administration agreement are substantially similar to the corresponding previous agreement in all material respects, including the rate of compensation, each Board determined that the Transaction should not increase the total fees payable, including any fee waivers and expense reimbursements, for advisory and administrative services. Each Board noted that it was not possible to predict how the Transaction would affect BlackRock Advisor's profitability from its relationship with the Fund and the Trust.

Each Board discussed with BlackRock Advisors its general methodology to be used in determining New BlackRock's profitability with respect to its relationship with the Fund and the Trust. The trustees noted that they expect to receive profitability information from BlackRock Advisors on at least an annual basis and thus be in a position to evaluate whether any adjustments in fees and/or fee breakpoints would be appropriate.

Fees and Economies of Scale -- Each Board considered the extent to which economies of scale might be realized as the assets of the Fund and the Trust increase and whether there should be changes in the management fee rate or structure in order to enable the Fund and the Trust to participate in these economies of scale. Each Board determined that changes were not currently necessary.

In reviewing the Transaction, each Board considered, among other things, whether advisory and administrative fees or other expenses would change as a result of the Transaction. Based on the fact that the BlackRock Management Agreement was substantially similar to the Previous Management Agreement in all material respects, including the rate of compensation, and the fact that the proposed new administration agreement with BlackRock Advisors was also substantially similar to the administration agreement then in effect, each Board determined that as a result of the Transaction, the Fund's/Trust's total advisory and administrative fees would be no higher than the fees under the corresponding Previous Management Agreement and administration agreement. Each Board noted that in conjunction with the most recent deliberations concerning the Previous Management Agreement, the trustees had determined that the total fees for advisory and administrative services for the Fund and the Trust were reasonable in light of the services provided. It was noted that in conjunction with the most recent review of the Previous Management Agreement, the Boards had received, among other things, a report from Lipper comparing the fees, expenses and performance of the Fund/Trust to those of a peer group selected by Lipper and information as to the fees charged by the Previous Manager to other registered investment company clients for investment management services. Each Board concluded that because the rates for advisory and administrative fees for the Fund/Trust would be no higher than the fee rates in effect at the time, the proposed management fee structure, including any fee waivers, was reasonable and that no additional changes were currently necessary.

Fall-Out Benefits -- In evaluating the fall-out benefits to be received by BlackRock Advisors under the BlackRock Management Agreement, each Board considered whether BlackRock Advisors would experience such benefits to the same extent that the Previous Manager was experiencing such benefits under the Previous Management Agreement. Based on their review of the materials provided, including materials received in connection with their most recent approval of the continuance of the Previous Management Agreement, and their discussions with management of the Previous Manager and BlackRock, the trustees determined that BlackRock Advisors' fall-out benefits could include


26        CMA MONEY FUND                          SEPTEMBER 30, 2006
increased ability for BlackRock to distribute shares of its funds and other investment products. Each Board noted that fall-out benefits were difficult to quantify with certainty at this time, and indicated that the Board would continue to evaluate them going forward.

Investment Performance -- Each Board considered investment performance for the Fund and the Trust. Each Board compared the performance of the Fund and the Trust -- both including and excluding the effects of fees and expenses -- to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. The comparative information showed Fund performance at various levels within the range of performance of comparable funds over different time periods. While each Board reviews performance data at least quarterly, consistent with the Previous Manager's investment goals, the Board attaches more importance over relatively long periods of time, typically three to five years. Each Board believed the Fund's performance was satisfactory. Also, each Board took into account the investment performance of funds advised by BlackRock Advisors. Each Board considered comparative information from Lipper which showed that the performance of the funds advised by BlackRock Advisors was within the range of performance of comparable funds over different time periods. Each Board noted BlackRock's considerable investment management experience and capabilities, but was unable to predict what effect, if any, consummation of the Transaction would have on the future performance of the Fund.

Conclusion -- After the independent trustees of the Fund and the independent trustees of the Trust deliberated in executive session, each entire Board, including the independent trustees, approved the BlackRock Management Agreement, concluding that the advisory fee rate was reasonable in relation to the services provided and that the BlackRock Management Agreement was in the best interests of the shareholders. In approving the BlackRock Management Agreement, each Board noted that it anticipated reviewing the continuance of the agreement in advance of the expiration of the initial two-year period.

New BlackRock Sub-Advisory Agreement -- Matters Considered by the Boards

At an in-person meeting held on August 14-16, 2006, each Board, including the independent trustees, discussed and approved the sub-advisory agreement with respect to the Trust (the "BlackRock Sub-Advisory Agreement") between BlackRock Advisors and BlackRock Institutional Management Corporation, an affiliate of BlackRock Advisors (the "Sub-Adviser"). The BlackRock Sub-Advisory Agreement became effective on September 29, 2006, at the same time the BlackRock Management Agreement became effective.

Pursuant to the BlackRock Sub-Advisory Agreement, the Sub-Adviser receives a monthly fee from BlackRock Advisors equal to 59% of the advisory fee received by BlackRock Advisors from the Trust. BlackRock Advisors pays the Sub-Adviser out of its own resources, and there is no increase in Fund or Trust expenses as a result of the BlackRock Sub-Advisory Agreement.

In approving the BlackRock Sub-Advisory Agreement at the August in-person meeting, each Board reviewed its considerations in connection with its approval of the BlackRock Management Agreement in May 2006. The Boards relied on the same information and considered the same factors as those discussed above in connection with the approval of the BlackRock Management Agreement and came to the same conclusion. In reviewing the sub-advisory fee rate provided in the BlackRock Sub-Advisory Agreement, each Board noted the fact that BlackRock Advisors and the Sub-Adviser each have significant responsibilities under their respective advisory agreements. BlackRock Advisors remains responsible for oversight of the Fund's and the Trust's operations and administration, and the Sub-Adviser provides advisory services to the Fund/Trust and is responsible for the day-to-day management of the Fund's/Trust's portfolio under the BlackRock Sub-Advisory Agreement. The Boards also took into account the fact that there is no increase in total advisory fees paid by the Fund or the Trust as a result of the BlackRock Sub-Advisory Agreement. Under all of the circumstances, each Board concluded that it was a reasonable allocation of fees for the Sub-Adviser to receive 59% of the advisory fee paid by the Trust to BlackRock Advisors.

After the independent trustees of the Fund and the independent trustees of the Trust deliberated in executive session, each entire Board, including the independent trustees, approved each BlackRock Sub-Advisory Agreement, concluding that the sub-advisory fee was reasonable in relation to the services provided and that the BlackRock Sub-Advisory Agreement was in the best interests of Fund/Trust shareholders.


          CMA MONEY FUND                          SEPTEMBER 30, 2006          27

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


28        CMA MONEY FUND                          SEPTEMBER 30, 2006

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund's Web site. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund's electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.


          CMA MONEY FUND                          SEPTEMBER 30, 2006          29

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.


30        CMA MONEY FUND                          SEPTEMBER 30, 2006

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-441-7762; (2) at www.blackrock.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.blackrock.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

CMA Money Fund
Box 9011
Princeton, NJ 08543-9011

                                                                  #11213 -- 3/06

Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - The registrant's Nominating Committee will consider nominees to the Board recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations which include biographical information and sets forth the qualifications of the proposed nominee to the registrant's Secretary. There have been no material changes to these procedures.

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CMA Money Fund and Master Money Trust


By: /s/ Robert C. Doll, Jr.
    -----------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    CMA Money Fund and Master Money Trust

Date: November 17, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    -----------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    CMA Money Fund and Master Money Trust

Date: November 17, 2006


By: /s/ Donald C. Burke
    -----------------------------------
    Donald C. Burke,
    Chief Financial Officer of
    CMA Money Fund and Master Money Trust

Date: November 17, 2006